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                                                                  EXHIBIT 10.8.3

                             Dated October 7, 2005

                                THE PARTICIPATORS

                                       AND

                         SATCOM INTERNATIONAL GROUP PLC

                 -----------------------------------------------

                            REORGANISATION AGREEMENT

                 -----------------------------------------------

                      Regis House, 45 King William Street, London EC4R 9AN
                                            TEL 020-7337-8000 FAX 020-7337-8001

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Table of Contents

1.    Definitions and interpretation.....................................................    2

2.    Subscription.......................................................................    6

3.    Pre-Completion Matters.............................................................    6

4.    Conditions.........................................................................    7

5.    Completion.........................................................................    8

6.    Warranties.........................................................................    9

7.    Management.........................................................................    9

8.    Rights of first refusal............................................................   10

9.    Tag-along and drag-along...........................................................   13

10.   New members........................................................................   14

11.   Shareholder consent................................................................   14

12.   Duration of obligations............................................................   15

13.   Confidentiality....................................................................   15

14.   New Articles.......................................................................   16

15.   General............................................................................   16

Schedule 1 (Particulars of the Investors)................................................   28

Schedule 2 (Particulars of the Company)..................................................   31

Schedule 3 (Board Minutes)...............................................................   32

Schedule 4 (Notices of Extraordinary General Meeting)....................................   35

Schedule 5 (Subscription Application Form)...............................................   37

Schedule 6 (Warranties and Representations)..............................................   38

Schedule 7 (Deed of Adherence)...........................................................   40

Schedule 8 (Deed of Consent).............................................................   41

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
Schedule 9 (Deed of Release).............................................................   42

Schedule 10 (Consent to Short Notice)....................................................   44

Schedule 11 (Beneficial Owners)..........................................................   45

Schedule 12 (Existing Shareholders)......................................................   46

Schedule 13 (Forms of Proxy).............................................................   47

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THIS REORGANISATION AGREEMENT is made the 7 day of October, 2005.

BETWEEN:

(1)   THE PERSONS whose names and addresses or registered offices are set out in
      Schedule 1 (the "PARTICIPATORS"); and

(2) SATCOM INTERNATIONAL GROUP PLC, a public limited company registered in England under Number 3133496 whose registered office is at 7 Spa Road, London SE16 3QQ; (the "COMPANY").

RECITALS:

(A) The Company is to undergo a reorganisation (the "REORGANISATION") so that each of the holders of convertible notes and demand notes issued by the Company and certain other creditors (including directors) will be issued new fully paid ordinary shares of (pound)1 each in the capital of the Company in exchange for the release of certain actual and contingent liabilities of the Company and a general release in respect of acts or omissions of the Company, Orbcomm Inc, Orbcomm Holdings LLC, and Orbcomm LLC and their respective directors, officers, employees and advisers insofar as they relate to the current or former business, operations, assets or liabilities of the Company.

(B) Certain Investors (as defined below) were entitled to receive from the Company payments by way of interest on loans, and/or accrued salary and expenses, but in the interest of recapitalising the Company to allow it to continue in business and grow and, also raise further monies, they have agreed to forgive such debts.

(C) Each Investor has agreed to subscribe for the number, if any, of Subscription Shares (as defined below) set forth next to each such Investor's name in Schedule 1 in the share capital of the Company upon the terms and conditions hereinafter contained.

(D) The number of Subscription Shares is based on calculations carried out as at 30 June 2005.

(E) The books and records of the Company currently show some inconsistencies with the parties' understanding of the actual position and accordingly the Beneficial Owners (as defined below) by signing this Agreement agree to instruct the relevant Existing Shareholders, who are holding shares beneficially owned by others to act in accordance with this Agreement so as to give effect to its provisions and the relevant Existing Shareholders by signing this Agreement agree to do so.

(F) In reaching the terms set out below, the Directors have had to balance the interests and rights of each Investor, against the needs of the Company to improve its financial position and to attract new investors.

NOW IT IS HEREBY AGREED as follows:

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1.    DEFINITIONS AND INTERPRETATION

      In this Agreement (which expression shall be deemed to include the Schedules hereto):

1.1 unless there be something in the subject or context inconsistent therewith, the following expressions have the following meanings:

      "AFFILIATE" means , in relation to a person, (i) any corporate person, any Subsidiary or Ultimate Holding Company of that person and any other Subsidiary of that Ultimate Holding Company, and (ii) any natural person who is a shareholder, director or officer of the entities referred to in
      (i) hereof (together with their close relatives and related trusts); provided always that neither the Company, any of its Subsidiaries nor any shareholder, director or officer of the Company or its Subsidiaries shall be regarded as being an Affiliate of any Shareholder for the purposes of this Agreement;

      "ARTICLES" means the articles of association from time to time of the Company (and any reference to an "Article" shall be a reference to that article of the Articles);

      "AUDITORS" means the auditors from time to time of the Company;

      "BENEFICIAL OWNER" means each person, listed in Schedule 10, who is beneficially entitled to Shares currently registered in the name of Existing Shareholders;

      "BOARD MINUTES" means the draft minutes of a meeting of the board of directors of the Company in the form set out in Schedule 3 or as approved by the Directors;

      "BUSINESS DAY" means any day other than a Saturday, a Sunday, a public holiday and any other day on which banks in London, England and New York, United States of America are closed for retail business;

      "COMPANIES ACT" means the Companies Act 1985 as amended by the Companies Act 1989;

      "COMPLETION" means the performance by the parties of the obligations assumed by them respectively under clause 5;

      "CONDITIONS" means the conditions to Completion set out in clause 4.1;

      "CONFIDENTIAL INFORMATION" means all information used in or relating to the business, customers, financial, know-how or other affairs of the Company but not publicly known, including information relating to:

            (i) the marketing of goods and services, customer names and other details of customers, sales targets, sales and market share statistics, prices, market research reports and surveys and advertising or other promotional material; and

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            (ii)  future projects, business development or planning, commercial relationships and negotiations; and

            (iii) all secret processes in the possession of or under the control of the Company.

      "CONSENT TO SHORT NOTICE" means the text set out in Schedule 10 forming part of or annexed to or referring to a Notice of Meeting and consenting to such meeting being convened and held on less than the usual period of notice or such other text as the Directors may approve;

      "DEED OF ADHERENCE" means a deed in the form set out in Schedule 7, or a deed in such other form or comprising such other terms as the Company and each person who becomes a Shareholder after Completion may agree;

      "DEED OF CONSENT" means a deed in the form set out in Schedule 8 or comprising such other terms as the Company and the Existing Shareholders may agree;

      "DEED OF RELEASE" means a deed in the form set out in Schedule 9, or a deed in such other form or comprising such other terms as the Company and the relevant Investors may agree;

      "DIRECTORS" means the directors of the Company from time to time;

      "ENCUMBRANCE" means and includes any interest, right or equity of any person (including, without prejudice to the generality of the foregoing, any right to acquire, option or right of pre-emption) or any mortgage, charge, pledge, lien or assignment or any other encumbrance, priority or security interest or arrangement of whatsoever nature over or in the relevant property;

      "EXISTING SHAREHOLDERS" means the holders of record of existing Shares at the Relevant Time, at the date of this Agreement being those persons listed in Schedule 12;

      "HOLDING COMPANY" has the meaning given in sub-clause 1.12;

      "INVESTOR" means each person, whether or not an Existing Shareholder, who agrees, pursuant to sub-clause 2.1, to subscribe for Subscription Shares;

      "INDEBTEDNESS" means any loan, bond, note, loan stock or debenture or other obligation for borrowed monies, any liability in respect of any acceptance credit or note or bill discounting facility, any amount of consideration left outstanding by way of loan under any agreement for the sale of assets and/or the supply of services and any guarantee or indemnity in respect of any of the foregoing, the amount thereof in each case being taken for this purpose to be the maximum amount capable of being outstanding from the Company thereunder whether or not then due or owing or advanced at the time of calculation including all interest and charges;

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      "NOTICE OF MEETING" means the notice of an extraordinary general meeting of the Company in the form set out in Schedule 4 or such other form as the Directors may approve;

      "PARTICIPANTS" or "PARTIES HERETO" means the Existing Shareholders, the Beneficial Owners, the Investors, and, after Completion, the Shareholders and the Company;

      "PERMITTED TRANSFEREE" means in the case of a Shareholder that is a natural person, the spouse (including widow or widower) or issue of the Shareholder, a trust that benefits the Shareholder or his spouse (including widow or widower) or both, his or their issue or a charity or any person controlled by such a trust or an entity controlled directly or indirectly by the Shareholder and, in the case of a Shareholder that is a body corporate, any body corporate that is wholly owned by that Shareholder and any natural person, trust or body corporate that controls the majority of the voting rights of the Shareholder;

      "PROXY FORM" means the form of proxy in the form set out in Schedule 13 or such other form as the Directors may approve;

      "RELEVANT TIME" means 5pm Eastern Standard Time on the date of the Notice of Meeting;

      "QUALIFYING DEBT" means the aggregate amount of principal debt owing by the Company to the holders of convertible notes, holders of demand notes, directors (in respect of their salaries, fees and expenses) and SEC Orbcomm Middle East, Ltd.; CEC Bosphorous Communications Inc., and Europe America Limited (in respect of amounts claimed in respect of certain territorial rights);

      "SHARES" means the ordinary shares of (pound)1 each in the share capital of the Company;

      "SHAREHOLDERS" means all those Participants that remain or become registered holders of Shares after Completion together any person that becomes a registered holder of Shares after Completion after signing a Deed of Adherence;

      "SUBSCRIPTION APPLICATION FORM" mean the application form in the form set out in Schedule 5, or such other form as the Directors may approve;

      "SUBSCRIPTION SHARES" means the new Shares to be subscribed by the Investors as referred to below;

      "SUBSIDIARY" has the meaning given in sub-clause 1.12;

      "ULTIMATE HOLDING COMPANY" means a Holding Company which is not also a Subsidiary; and

      "WARRANTIES" means the warranties and representations of the Company and the Participants are referred to in clause 6.

                                       4
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1.2   subject as herein otherwise expressly defined, words and phrases defined in the Companies Act and in the Articles bear the same respective meanings;

1.3 unless otherwise specified, words importing the singular include (where appropriate) the plural, words importing any gender include (where appropriate) every gender, and words importing persons include bodies corporate and unincorporate; and (in each case) vice versa;

1.4 reference to clauses and other provisions are references to clauses and other provisions of this Agreement and any reference to a sub-clause is, unless otherwise stated, a reference to a sub-clause of the clause in which the reference appears;

1.5 all warranties, representations, agreements and obligations given or entered into by the Participants are given or entered into severally unless otherwise specified;

1.6   the headings shall not affect the interpretation of this Agreement;

1.7 the expressions "hereunder", "hereto", "herein", "hereof" and similar expressions relate to this entire Agreement and not to any particular provision thereof;

1.8 any undertaking by any of the parties hereto not to do any act or thing shall be deemed to include an undertaking not to permit or suffer the doing of that act or thing;

1.9 references to this Agreement or any other document shall, where appropriate, be construed as references to this Agreement or such other document as varied, supplemented, novated and/or replaced in any manner from time to time;

1.10 references to any English legal or accounting term for any action, remedy, method of judicial proceeding, insolvency proceeding, event of incapacity, legal or accounting document, legal or accounting status, court, governmental or administrative authority or agency, accounting body, official or any legal or accounting concept practice or principle or thing shall in respect of any jurisdiction other than England be deemed to include what most approximates in that jurisdiction to the English legal or accounting term concerned;

1.11 except where used for definitional purposes, any reference to a statute or to a statutory provision shall be to that provision as modified, replaced or re-enacted from time to time; and

1.12 a company is a Subsidiary of another company, its Holding Company if that other company:

            (a)   holds a majority of the voting rights in it, or

            (b) is a member of it and has the right to appoint or remove a majority of its board of directors, or

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            (c)   is a member of it and controls alone, pursuant to an agreement with other shareholders or members, a majority of the voting rights in it,

      or if it is a Subsidiary of a company which is itself a Subsidiary of that other company.

2.    SUBSCRIPTION

2.1 Each Investor shall subscribe for the number of Subscription Shares set out next to such person's name in Schedule 1 hereto, for the Consideration (as defined below) upon the terms and conditions hereinafter contained.

2.2 The Subscription Shares shall be issued free from any Encumbrance and with all rights attaching thereto and thereafter accruing thereto, including the right to receive all dividends or other distributions which may be declared after the date of Completion.

2.3 Each of the Existing Shareholders hereby waives and each of the Beneficial Owners agrees to procure the waiver of any restrictions (including pre-emption rights on new share issues) which may exist in relation to the Subscription Shares under the Articles or otherwise.

2.4 The consideration ("CONSIDERATION") for the Subscription Shares, payable by each Investor, shall be the amount (representing par value and the relevant, agreed, premium (if any)) set out next to each Investor's name in Schedule 1, which shall be satisfied in each case by the release, to be effected by the execution and delivery to the Company of a Deed of Release by each such Investor of the outstanding amount owed by the Company to such Investor, as shown next to the person's name in Schedule 1.

3.    PRE-COMPLETION MATTERS

3.1   Contemporaneously with executing this Agreement:

            (a) each Investor shall deliver to the Company the following documents, each of which shall have been duly completed and executed but, unless otherwise stated below, not dated:

                  (i)   Subscription Application Form; and

                  (ii)  Deed of Release;

                  and if an Investor is also a Shareholder:

                  (iii) Dated Proxy Forms; and

                  (iv)  Dated Consent to Short Notice; and

            (b) each Existing Shareholder (that is not also an Investor) shall deliver to the Company the following documents, each of

                                       6
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                  which shall have been duly completed and executed, but, unless otherwise stated below, not dated:

                  (i)   Deed of Consent;

                  (ii)  Dated Proxy Forms; and

                  (iii) Dated Consent to Short Notice

      each of which shall be held in escrow ("ESCROW") by the Company until the earlier of Completion occurring and 1 November 2005.

3.2   The terms of the Escrow are that:

            (a) all Deeds of Consent, Consents to Short Notice and Proxy Forms shall immediately be released to the Company for use in satisfying conditions in sub-clauses 4.1 and 4.3 of this Agreement; and

            (b) all Subscription Application Forms and all Deeds of Release shall be released to the Company for the purpose of effecting Completion and if Completion does not occur on or before 31 October 2005 all the above documents will be returned to the relevant parties hereto unless otherwise agreed prior to such date.

3.3 To give effect to the above each Participant hereby irrevocably appoints each Director severally, not jointly, so that any Director may act alone, as his agent to insert, where appropriate, the relevant date in each relevant document and to deliver and use such documents for the above referred to purposes.

4.    CONDITIONS

4.1 This Agreement shall come into effect immediately following its execution by the holders of not less than 95% of the Qualifying Debt, calculated as set out in sub-clause 4.1.2 but on the date the Company executes this Agreement, the Beneficial Owners and Existing Shareholders together holding or being interested in Shares carrying not less than 75% of the votes attributable to the Shares in issue on the date the Company executes this Agreement but the obligations of the parties to complete the subscription envisaged by this Agreement (the "SUBSCRIPTION") and the obligations contained in clauses 7 - 12 (inclusive) and clause 14 are conditional upon the following:

      4.1.1 the passing at a duly convened and held general meeting of the Company (or by equivalent, permitted, written resolution of all shareholders entitled to attend and vote at such general meeting) of the ordinary resolutions set out in the Notice of Meeting or such other ordinary resolutions, to the same substantive effect, as the Directors may approve);

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      4.1.2 the holders of not less than 95% of the Qualifying Debt, as finally determined by the Directors at 5pm (Eastern Standard Time) on the day prior to that scheduled for Completion shall have consented, to the proposed Reorganisation as contemplated by this Agreement, such consent being evidenced by signature of this Agreement;

      4.1.3 the Existing Shareholders and Beneficial Owners holding or owning not less than 75% of the Shares at the Relevant Time shall have executed a Deed of Consent.

4.2 The parties shall use their respective best endeavours to satisfy or procure satisfaction of each of the above conditions before 1 October 2005.

4.3 The Company may, by written instrument, waive (in whole or in part) the condition contained in sub-clauses 4.1.2 or 4.1.3 provided that if the Company waives the condition contained in sub-clause 4.1.2 then each Investor that has signed this Agreement shall have the right, at any time prior to the Completion, to revoke its execution and delivery of this Agreement and any related documents hereto by providing the Company written notice thereof prior to the Completion.

5.    COMPLETION

5.1 Completion shall take place at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza New York, NY 10112-0127 not later than the third Business Day next following satisfaction, or waiver, of the Conditions, or if the condition in sub-clause 5.2.1 has not been met, at the third Business Day after the date of the Notice of Meeting.

5.2   On Completion:

      5.2.1 the Subscription Application Forms shall be released to the Company.

      5.2.2 the Deeds of Release shall be released to the Company.

      5.2.3 the Company shall procure the following to be done:

            (a) a meeting of the directors shall be held at which the business referred to in the Board Minutes shall be transacted and all documents and forms referred to therein shall be executed and signed;

            (b) the register of members of the Company shall be written up to reflect the allotment and issue of the relevant number of Subscription Shares and definitive certificates in respect of such Subscription Shares shall be issued in favour of and delivered to the Investors; and

            (c) the register of members of the Company shall be written up to reflect the transfers of the shares referred to in paragraph 6 of the Board Minutes, provided the same shall have been duly stamped.

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5.3   The Company shall procure that within the time limits prescribed by the
      Companies Act, those documents and forms referred to in the Board Minutes which require filing with the Registrar of Companies shall be so filed.

6.    WARRANTIES

6.1 The Company warrants and represents to each Participant on the date hereof and again immediately prior to Completion, that each of the provisions of
      Schedule 6, Part I is true and correct or (as the case may be) has been wholly performed.

6.2 Each of the Investors severally warrants and represents to the Company and to each of the other Participants on the date hereof and again immediately prior to Completion, in respect only of their own situation that each of the provisions of Schedule 6, Part II is true and correct or (as the case may be) has been wholly performed.

6.3 Each of the Existing Shareholders severally warrants and represents to the Company and each of the other Participants on the date hereof and again immediately prior to Completion, in respect only of their own situation that each of the provisions of Schedule 6, Part III is true and correct or (as the case may be) has been wholly performed.

6.4 Each of the Beneficial Owners severally warrants and represents to the Company and each of the other Participants on the date hereof and again immediately prior to Completion, in respect only of their own situation that each of the provisions of Schedule 6, Part IV is true and correct or (as the case may be) has been wholly performed.

6.5 The Warranties shall continue in full force and effect notwithstanding Completion and are given subject to any matter expressly provided for under the terms of this Agreement.

6.6 The Company shall indemnify each of the Participants in respect of any breach of sub-clause 6.1 and each Participant severally shall indemnify the Company and each other Participant in respect of any breach of sub-clause 6.2, 6.3 or 6.4 (as appropriate) by that first mentioned Participant.

7.    MANAGEMENT

7.1 The Company undertakes with each Shareholder that (save as otherwise provided or contemplated in this Agreement), it will not without a vote in favour of the relevant proposal by the holders of not less than 66-2/3% of the votes attributable to the Shares:

      7.1.1 sell, transfer, lease, licence or in any way (including by way of merger) dispose of all or substantially all of its undertaking, assets or business, except in the ordinary course of its business;

      7.1.2 acquire another company, body corporate, partnership (limited or general) at an aggregate cost of US$100,000 or more per acquisition;

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      7.1.3 incorporate any subsidiary; or

      7.1.4 change the business of the Company or acquire or make any investment in a business engaged in substantially different business activities to the Company.

7.2 The Shareholders hereby severally agree amongst themselves (as an enforceable right actionable by each Shareholder individually against each other Shareholder) that they will at all times vote their Shares so as to ensure that the board of the Company is comprised of not more than five
      (5) Directors and that the holder of a majority of the votes attributable to the Shares may appoint, remove and replace three (3) Directors and each holder or holders of not less than 20% of the remaining Shares may appoint, remove and replace one (1) Director.

7.3 For the avoidance of doubt, the parties hereto acknowledge that Part X of the Companies Act 1985 (Enforcement of Fair Dealings by Directors) applies to the Company including, in particular, section 320 (Substantial property transactions involving directors and persons connected with them).

7.4 The Company shall provide to each Shareholder holding at least 5% of the then outstanding Shares:

            (a) quarterly statements of profit and loss, balance sheets and statements of cash flow within 45 days of the close of each calendar quarter, and within 90 days of the end of a fiscal year, such statements to be prepared in accordance with English GAAP and accompanied with a summary management discussion on the results of operations; and

            (b) a copy of the financial statements of ORBCOMM Europe LLC received by the Company.

7.5 The Company hereby agrees with each of the Shareholders, that it will, as a shareholder in Orbcomm Europe LLC use all reasonable endeavours to ensure that no person who is, at the relevant time, or who later becomes an officer, director or paid consultant to either the Company or OHB Technology AG (or any Affiliate of OHB Technology AG) shall be appointed, or remain (as appropriate) an employee of Orbcomm Europe LLC without the consent of the Shareholders.

7.6 The Company hereby agrees with each of the Shareholders, that it shall not appoint or maintain (as appropriate) as an employee of the Company, any director of, or paid consultant to, the Company without the consent of the Shareholders.

8.    RIGHTS OF FIRST REFUSAL

8.1 Except as provided in sub-clause 8.2 below and except as suspended in respect of any transfer by a resolution passed by the holders of not less than 66-2/3% of the votes attributable to the Shares (excluding for this purpose the Transferor's

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      Shares) no holder of Shares with aggregate votes attributable to such
      Shares equalling or exceeding 2% (two per cent) of the total votes, calculated at the time a Transfer Notice (as defined below) would, if required, have to be issued, attributable to all Shares then in issue shall be entitled to transfer or otherwise dispose of its Shares or of any interest in them (including by creating any Encumbrance or trust over them) without first offering such Shares for transfer to the other Shareholders.

8.2 A Shareholder (the "TRANSFEROR") may transfer any or all of its Shares (the "SALE SHARES") to:

      8.2.1 a person approved in writing by the holders of not less than 66-2/3% of the votes attributable to the Shares (excluding for this purpose the Transferor's Shares);

      8.2.2 a Permitted Transferee;

      8.2.3 (if the Transferor is an entity) to its members (or members or its members), partners or any wholly-owned subsidiary;

      8.2.4 a person entitled to the shares by operation of law;

      provided that in the case of any transfer to be effected pursuant to sub-clauses 8.2.2, 8.2.3 or 8.2.4, the Transferor or the proposed transferee, in the case of transmission by operation of law shall inform the Company of such transfer before it is effected and the Permitted Transferee, or proposed transferee shall execute a Deed of Adherence, provided further that in the case of any transfer under either sub-clause
      8.2.2 or 8.2.3 to a person that meets the relevant criteria on the day that the transfer is registered, if at any time that person ceases to meet such criteria, that person shall be deemed to have issued a notice under sub-clause 8.3, with the Specified Terms being such terms as the Directors determine to be fair at the time they receive actual notice of the facts giving rise to the deemed notice and the Offer Period being 90 Business Days of the Directors becoming so aware.

8.3   (a)   A Transferor that wishes to transfer its Shares (other than as permitted in sub-clause 8.2 above) shall give notice to the other
            Shareholders (the "ONGOING SHAREHOLDERS") specifying the details of the proposed transfer, including the identity of the proposed transferee and the price and other terms (the "SPECIFIED TERMS") for the Sale Shares offered to it by a person (the "OFFEROR"), whether or not a Shareholder, under a bona fide offer, capable of unconditional acceptance by the Transferor in the next 90 Business
            Days and shall invite the Ongoing Shareholders to notify the Transferor during the Offer Period (as defined below) whether they are willing to purchase the Sale Shares (a "TRANSFER NOTICE"). A copy of the Transfer Notice shall be served on the Company.

      (b) A Transfer Notice may not be revoked and shall remain open for acceptance by the Ongoing Shareholders for a period (the "OFFER PERIOD") of 30 Business Days from the date of the Transfer Notice.

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      (c)   Within 30 Business Days of the date of the Transfer Notice, each
            Ongoing Shareholder wishing to purchase Sale Shares, shall give a notice to the Transferor saying such Ongoing Shareholder wishes to purchase all, but not any lesser part of the number of Sale Shares equal to the proportion of the Sale Shares in the Transfer Notice which the number of Shares held by such Ongoing Shareholder at the date of the Transfer Notice bears to the total number of Shares held by the Ongoing Shareholders at the date of the Transfer Notice, on terms at least as favourable to the Transferor as the Specified Terms.

      (d) If at the expiry of the Offer Period, all the Sale Shares have not been applied for by the Ongoing Shareholders, the Transferor shall be entitled (but not obliged) to offer (by means of a further Transfer Notice (the "EXCESS TRANSFER NOTICE") the Excess Shares to those Ongoing Shareholders that have indicated that they will purchase their due proportion of the Sale Shares by reference to their holdings at the date of the Transfer Notice and the Offer shall, for this second offer remain open (the "SECOND OFFER PERIOD") for a further 10 Business Days from the date of the Excess Transfer Notice.

      (e) On the expiry of the Second Offer Period, if an Ongoing Shareholder has notified the Transferor that it wishes to purchase a portion of the Sale Shares, such Ongoing Shareholder shall be bound to pay the purchase price for, and to accept a transfer of, such portion of the Sale Shares and the Transferor shall be bound, on payment of the purchase price, to transfer such portion of the Sale Shares to the Transferee provided that the Transferor shall not be bound to sell to any Ongoing Shareholder unless all the Sale Shares have been agreed to be purchased by one or more Ongoing Shareholders.

      (f) If at the expiry of the Second Offer Period, the Ongoing Shareholders have not notified the Transferor that they wish to purchase the remaining Sale Shares ("THE EXCESS SHARES") on the Specified Terms, the Transferor, may at any time within a period of 30 Business Days after the expiry of the Second Offer Period transfer all (or any part) of the Sale Shares to the Offeror on terms at least as favourable to the Transferor as the Specified Terms under a bona fide sale to the Offeror without any deduction, rebate or allowance to the Offeror.

8.4 If, as a result of the valid transfer of the Shares of the Shareholder under this Clause, a person would hold for the first time or cease to hold, any Shares, then:

      8.4.1 (other than in the case of an existing Shareholder) the transfer will not take effect until the transferee has executed and delivered to the Company a Deed of Adherence; and

      8.4.2 the Transferor shall notify the Company of such transfer as soon as practicable after the transfer takes effect.

8.5 If, as a result of the valid transfer of a Shareholder's Shares, a person ceases to hold any Shares, then:

      8.5.1 the Transferor, who ceases to hold any Shares as a result of a transfer of Shares will cease to be a Shareholder;

      8.5.2 the rights of the Transferor under this Agreement will be passed to the transferee (without prejudice to any obligation in this Agreement expressed to be ongoing and without prejudice to liability for any prior breach).

9.    TAG-ALONG AND DRAG-ALONG

9.1   (a)   If the Ongoing Shareholders do not exercise their options to purchase all of the Transferor's Sale Shares and the Transferor still intends to proceed with the proposed transfer of the Sale
            Shares to the Offeror, the Transferor shall offer each Ongoing
            Shareholder the opportunity to require that completion of the Transfer by the Transferor shall be conditional upon the Offeror purchasing from such Ongoing Shareholders a pro rata portion of each such Ongoing Shareholders' Shares, based upon the number of Shares owned by the Transferor and the Ongoing Shareholders exercising rights pursuant to this sub-clause 9.1 (a "TAG-ALONG SALE"). The
            Ongoing Shareholders may exercise this right by delivering to the Transferor a Tag-Along Notice (as defined below) in accordance with sub-clause 9.1(c) below. The Ongoing Shareholders delivering such a notice are hereinafter referred to as the "TAG-ALONG SHAREHOLDERS".

      (b) In connection with a Tag-Along Sale, (i) the only representations and warranties which any Tag-Along Shareholder shall be required to make, and shall make, in connection with any Transfer are representations and warranties with respect to its own ownership of the Shares to be sold by it and its ability to convey title thereto free and clear of Encumbrances and adverse claims, its due organisation (if applicable), its due authorisation (if applicable), execution and delivery of the relevant stock transfer form, and the enforceability of such stock transfer forms against it and (ii) the liability of the Tag-Along Shareholder with respect to any representation and warranty made in connection with any Transfer is the several liability of such Tag-Along Shareholder (and not joint with any other person).

      (c) The Tag-Along Shareholders may exercise their rights pursuant to this sub-clause 9.1 by providing notice (the "TAG-ALONG NOTICE") to the Transferor no less than 10 and no more than 20 Business Days after the expiration of the Second Offer Period. The Tag-Along Notice shall set out the number of Shares each of the Tag-Along Shareholders has elected to include in the Tag-Along Sale. The Tag-Along Notice shall constitute the relevant Tag-Along Shareholder's binding agreement to sell the Shares specified in the Tag-Along Notice on the terms and conditions applicable to the Tag-Along Sale provided that if there is any material change in the terms and conditions of such Tag-along

            Sale after the Tag-Along Notice is given, then each Tag-Along Shareholder shall have the right to withdraw from the Tag-Along Sale with respect to all Shares affected thereby.

      (d) If the Offeror does not complete the purchase of all of the Shares requested to be included in the Tag-Along Sale on the same terms and conditions applicable to the Transferor, the Transferor shall not complete the Transfer of any of its Shares to the Offeror and the Directors shall not register such Transfer. If no Tag-Along Notice is received by the Transferor prior to the end of the 20 Business Day period specified above, the Transferor shall have the right to complete the Transfer to the Offeror, together with any valid Tag-Along Sale, without the participation of an Ongoing Shareholder that has not provided the relevant Tag-Along Notice on the terms and conditions set out in the Notice of Transfer and only if such sale is completed within the 90 Business Day period specified in sub-clause 8.3(a). If any Tag-Along Sale does not occur within such 90 Business Day period, the Shares that were subject to such Tag-Along Sale shall continue to be subject to all of the provisions contained in this Agreement.

      (e) On the date of the Tag-Along Sale, each Tag-Along Shareholder shall deliver a certificate or certificates for the Shares to be sold in connection with the Tag-Along Sale, together with a duly completed and executed stock transfer form in favour of the Offeror (or any permitted person nominated by it).

9.2 If the holder of a majority of the votes attributable to the Shares agrees to sell all its Shares to a person other than one or more other Shareholders, that majority holder shall be entitled to require all other Shareholders to sell all their Shares to the same person at the same price provided that such majority holder may only exercise this right with the consent of the holders of not less than 66-2/3% of the votes attributable to the Shares.

10.   NEW MEMBERS

10.1 The parties hereto shall procure that before any person (other than an Existing Shareholder) is registered as a holder of any share in the Company, such person shall enter into a Deed of Adherence. The Company shall not register any such person as the holder of any Share until such a deed has been executed. Upon being so registered, that person shall be deemed to be a party to this Agreement.

11.   SHAREHOLDER CONSENT

11.1 Where this Agreement provides that any particular transaction or matter requires the consent, approval or agreement of the Shareholders such consent, approval or agreement will be effected by written resolution of the holders of at least 66-2/3% of the votes attributable to the Shares or by a resolution passed by the holders of at least 66-2/3% of the votes attributable to the Shares at a meeting of Shareholders convened by the Directors for such purpose on such notice as the Directors, acting reasonably, consider to be appropriate, and such meeting may take place by any mechanism permitted by the Articles for conducting meetings of members of the Company or Directors, and may be given subject to such terms and conditions as the Shareholder may impose by the terms of the relevant resolution and any breach of such terms and conditions by any person subject thereto shall ipso facto be deemed to be a breach of the terms of this Agreement.

11.2 If the consent, approval or agreement of the Shareholder is required under more than one provision of this Agreement for any one transaction or matter, any consent, approval or agreement given in relation to that transaction or matter by the Shareholder shall be deemed to cover all consents, approvals or agreements required for that transaction or matter unless otherwise specified by the Investors in the relevant resolution.

12.   DURATION OF OBLIGATIONS

12.1 Subject to sub-clause 15.12, the obligations of each Shareholder shall continue for so long as such Shareholder remains a holder of Shares but, upon Shareholder ceasing to be a Shareholder, their obligations hereunder shall cease and determine save for any provision hereof which in relation to such Shareholder is expressly or by implication intended to come into force on or to continue in force after such cessation, and without prejudice to the due performance by such Shareholder of all their obligations up to the date of such cessation and the remedies of any of the other parties hereto in respect of a breach thereof.

12.2 Subject to sub-clause 15.12, the provisions of this Agreement shall remain in full force and effect with respect to a Shareholder until such time as such Shareholder is no longer the holder of any Shares in the Company, whereupon the obligations and liabilities of the Shareholder this Agreement shall forthwith cease and determine provided that such cesser or determination shall be without prejudice to any obligations or rights of any of the parties hereto which have accrued prior thereto.

13.   CONFIDENTIALITY

13.1 Each Shareholder undertakes to each of the other Shareholders and to the Company that such Shareholder will not at any time hereafter use or divulge or communicate to any person other than to officers or employees of the Company whose province it is to know the same or on the instructions of the Directors any Confidential Information which may come to such Shareholder's knowledge and such Shareholder shall use its best endeavours to prevent the publication or disclosure of any Confidential Information.

13.2 The obligations in sub-clause 13.1 shall continue to apply after such Shareholder shall cease to be a party to this Agreement or otherwise involved in the affairs of the Company without limit in point of time but shall cease to apply to information which shall come into the public domain other than by a breach of this clause or which for any other reason, other than through the default of that Shareholder, shall have ceased to be confidential.

13.3 Each of the parties hereto shall use its best endeavours to procure that the Company observes and ensures that the officers, employees and agents of each of them observe a corresponding obligation of confidence to that set out in sub-clause 13.1 in relation to the Shareholders themselves.

13.4 No announcement or publicity concerning the terms of this Agreement or the interests of any Shareholder in the Company shall be made or issued by any of the parties hereto without the prior written approval of the Directors in the case of the Company or, in the case of the Shareholders as a body, by a resolution in accordance with such clause 11.1 and in the case of an individual Shareholder by that Shareholder, other than as required by law or by the rules of any regulatory organisation to which any of the parties hereto is subject (in which case the Shareholders and the Company shall promptly, and to the extent practicable, consult with each other on the form of the announcement).

14.   NEW ARTICLES

14.1 In order to give further effect to the provisions of clause 8, the Shareholders will on, or as soon as practicable following, Completion, pass a special resolution adopting new Articles of Association in substitution for the existing Articles, containing the relevant substantive provisions of clause 8 as is appropriate for a publicly available document.

14.2 In order to give effect to the above the Shareholders will execute and deliver to the Company the following documents:

            (a)   Dated Proxy Forms

            (b)   Date Consent to Short Notice

      each of which shall be held in escrow (the "SECOND ESCROW") by the Company until 1 November 2005.

14.3 The terms of the Second Escrow are that all such Proxy Forms and Consents to Short Notice shall be released to the Company on, and as part of, Completion and if Completion does not occur on or before 31 October 2005 all such documents will be returned to the relevant Shareholders unless otherwise agreed prior to such date.

14.4 To give effect to the above, each Participant hereby irrevocably appoints each Director severally, not jointly, so that any Director may act alone, as his agent to deliver and use such documents for the above referred to purpose.

15.   GENERAL

15.1  COSTS

      Each of the Investors and the Company shall pay their own costs and disbursements incurred in relation to the negotiation, preparation and implementation of this Agreement.

15.2  NOTICES

      15.2.1 All notices which are required to be given hereunder shall be in writing and shall be sent to the address of the recipient set out in this Agreement or in any Deed of Adherence or such other address as the recipient may designate by notice given in accordance with the provisions of this sub-clause.

      15.2.2 Any such notice may be delivered personally or by prepaid airmail letter or facsimile transmission and shall be deemed to have been served if by personal delivery when delivered, if by prepaid airmail letter 72 hours after posting and if by facsimile transmission when despatched.

      15.2.3 Notice given under this Agreement shall not be validly served if sent by e-mail.

15.3  SUCCESSORS BOUND

      This Agreement shall be binding on and shall enure for the benefit of the successors and assigns and personal representatives (as the case may be) of each of the parties hereto.

15.4  ASSIGNMENT

      None of the parties hereto may assign their rights or obligations in whole or in part hereunder without the prior written consent of the other parties hereto, provided that this sub-clause shall not prevent a lawful transfer of Shares pursuant to clauses 8 or 9.

15.5  THIRD PARTY RIGHTS

      A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

15.6  CONTINUING AGREEMENT

      All provisions of this Agreement shall, so far as they are capable of being performed and observed, continue in full force and effect notwithstanding Completion, except in respect of those matters then already performed.

15.7  FURTHER ASSURANCE

      15.7.1 The parties hereto shall, and shall use their respective best endeavours to procure that any necessary Affiliates shall, do, execute and perform all such further deeds, documents, assurances, acts and things as any of the parties hereto may reasonably require by notice in writing to the others to carry the provisions of this Agreement and the Articles into full force and effect.

      15.7.2 Without limiting the generality of sub-clause 15.7.1, each of the Beneficial Owners hereby instructs each of the Existing Shareholders, in respect of the relevant Shares registered in the name of the relevant Existing Shareholder, and each of the Existing Shareholders hereby agrees in respect of such Shares to do everything that is required to give effect to this Agreement and the transactions envisaged by it, including bringing the Company's books and records completely up to date, providing missing information and correcting any errors.

15.8  TIME OF THE ESSENCE

      Any date or period mentioned in this Agreement may be extended by agreement between the parties hereto (following completion, the Shareholders acting by resolution as envisaged in sub-clause 11.1), failing which, as regards any such date or period, time shall be of the essence of this Agreement.

15.9  ENTIRE AGREEMENT

      This Agreement constitutes the whole agreement between the parties or between any persons that are associates of either party relating to its subject matter.

      This Agreement replaces, supersedes and extinguishes any prior drafts, agreements, undertakings, representations, warranties, assurances, understandings and arrangements of any nature, whether in writing or oral, relating to such subject matter.

      Each party acknowledges that except as set out in Schedule 6 it has not been induced to enter into the Agreement by any representation, warranty, promise or assurance by the other party or any other person.

      Each party agrees that (except in respect of fraud) it shall have no right or remedy in respect of any other representation, warranty, promise or assurance save for those contained in this Agreement.

15.10 VARIATION

      This Agreement may be varied or terminated and the observance of any term of this Agreement may be waived with respect to all parties to this Agreement (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and those Shareholders holding at least 66-2/3% of the votes attributable to the Shares held by the Shareholders, provided, however this Agreement may not be amended or terminated and the observance of any term hereunder may not be waived with respect to any Shareholder without the written consent of such Shareholder unless such amendment, termination or waiver applies to all Shareholders in the same fashion (it being agreed that a waiver or amendment of the provisions of this Agreement shall be deemed to apply to all Shareholders in the same fashion if such waiver or amendment does so by its terms, notwithstanding the fact that certain Shareholders are affected differently by virtue of differences in their shareholdings). The Company shall give prompt written notice of any amendment or termination hereof or waiver hereunder to any Shareholder that did not consent in writing to such amendment, termination or waiver. Any amendment, termination or waiver effected in accordance with this sub-clause 15.10 shall be binding on all Shareholders, even if they do not execute such consent.

15.11 WAIVER

      No failure to exercise and no delay in exercising on the part of any of the parties hereto any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise of any right, power or privilege or such exercise against one or more (but not all) of the parties preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

15.12 EXCLUSIVE REMEDIES

      The rights and remedies provided in this Agreement are exclusive of any rights or remedies otherwise provided by law provided that no such exclusion shall apply in the event of fraud or fraudulent misrepresentation.

15.13 RELEASES AND COMPROMISES

      Each of the parties hereto may release or compromise the liability of any of the other parties hereto under this Agreement or grant to such party time or other indulgence without affecting the liability of any other of the parties hereto under this Agreement.

15.14 NO PARTNERSHIP

      Nothing in this Agreement shall constitute or be deemed to constitute a partnership between any of the parties hereto and none of them shall have any authority to bind the others in any way.

15.15 SEVERABILITY

      (a) Notwithstanding that the whole or any part of any provision of this Agreement may prove to be illegal or unenforceable, the other provisions of this Agreement and the remainder (if any) of the provision in question shall continue in full force and effect. In relation to any illegal or unenforceable part of this Agreement, the parties hereto agree to amend such part in such manner as may be requested from time to time by any of the parties hereto provided that such proposed amendment is legal and enforceable and to the maximum extent possible carries out the original intent of the parties in relation to that part.

      (b) If any part of this Agreement or the Articles shall be held by any court of competent jurisdiction to be unenforceable against or by the Company, such part shall be treated as being severable from the remainder of this Agreement or, as the case may be, the Articles and the Shareholders shall promptly exercise their powers in relation to the Company to procure (insofar as they have the power lawfully to do so) that the severable part is nevertheless put into or given effect in accordance with, or to the maximum extent possible in accordance with, the original intent of the parties hereto in relation to that part.

15.16 COUNTERPARTS

      (a) This Agreement may be executed in any number of counterparts, and by each party on a separate counterpart, but the Agreement shall not be effective until at least the parties required by sub-clause 4.1 have executed at least one counterpart. All the executed counterparts shall together constitute one and the same instrument.

      (b) Delivery of an executed counterpart of a signature page by fax shall take effect as delivery of an executed counterpart of this Agreement provided that, if such method is adopted, each party shall provide the other with the original of such page as soon as reasonably practicable thereafter.

15.17 LAW AND JURISDICTION

      This Agreement shall be governed by and construed in accordance with English law and the parties hereto irrevocably submit to the non-exclusive jurisdiction of the English courts in respect of any dispute or matter arising out of or connected with this Agreement.

EXECUTED and DELIVERED as a deed the day and year first before written

EXISTING SHAREHOLDERS

By:
   ----------------------------------
    Stephen Bart Haberman

In the presence of:

Europa Holdings Limited

                                    By: /s/ Jerome B. Eisenberg
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

By: /s/ Nancy Franco
    ---------------------------------
    Nancy Franco

In the presence of: /s/ signature illegible

Wireless Telco

                                    By: /s/ Nancy Franco
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

By: /s/ Don Franco
    ---------------------------------
    Don Franco

In the presence of: /s/ signature illegible

By:
   ----------------------------------
    T Nicholas

In the presence of:

Broadband Wireless Access Services

                                          By: /s/ signature illegible
                                              ----------------------------------

                                          By:
                                              ----------------------------------

Wireless T1

                                          By: /s/ J. Daniel Bariault
                                              ----------------------------------

                                          By: /s/ J. Daniel Bariault
                                              ----------------------------------

By: /s/ Paul Likins
    ----------------------------
    Paul Likins

In the presence of:

By: /s/ Kenneth Rind
    ----------------------------
    Kenneth Rind

In the presence of: /s/ signature illegible

WinStar Communications Inc.

                                          By:
                                              ----------------------------------

                                          By:
                                              ----------------------------------

By: /s/ Linda A. Custer
    ----------------------------
    Linda A. Custer

In the presence of:

By: /s/ Sandra K. Shelton
    ----------------------------
    Sandra K. Shelton

In the presence of:

Columbus Wireless

                                    By: /s/ signature illegible
                                        -----------------------------

                                    By: /s/ signature illegible
                                        -----------------------------

By: /s/ William Custer
    ----------------------------
    William Custer

In the presence of: /s/ Cynthia A. Grizzle 9/23/05
                    Administrative Assistant
                    Custer Capital, Inc.

BENEFICIAL OWNERS (if not already listed as Existing Shareholders)

By: /s/ John Franco
    ----------------------------
    John Franco

In the presence of:

By: /s/ Mary Franco
    ----------------------------
    Mary Franco

In the presence of:

Eurovest Holdings Limited

                                    By: /s/ signature illegible
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

INVESTORS (if not already listed as Existing Shareholders)

SEC Orbcomm Middle East, Ltd.

                                    By: /s/ signature illegible
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

CEC Bosphorus Communications, Inc.

                                    By: /s/ signature illegible
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

Europe American Limited

                                    By: /s/ signature illegible
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

Northwood Ventures LLC

                                    By: /s/ Peter Schiff
                                        ----------------------------------
                                          Pres.

                                    By: /s/ signature illegible
                                        ----------------------------------
                                          Director/Secretary

By: /s/ Jerome B. Eisenberg
    ---------------------------------
    Jerome B. Eisenberg

In the presence of:  /s/ signature illegible

Northwood Capital Partners LLC

                                    By: /s/ Peter Schiff
                                        ----------------------------------
                                          Pres.

                                    By: /s/ signature illegible
                                        ----------------------------------
                                          Director/Secretary

By: /s/ Walter Sonnenfeldt
    ---------------------------------
    Walter Sonnenfeldt

In the presence of: /s/ Deborah Sonnenfeldt

Megeneva Ltd.

                                    By:
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

Foreign Mortgage Corp.

                                    By:
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

By: /s/ David Wrubel
    ---------------------------------
    David Wrubel

In the presence of:

By: /s/ Joel Miller
    ---------------------------------
    Joel Miller

In the presence of:

By: /s/ Cornelius T. Ryan
    ---------------------------------
    Cornelius T. (Neil) Ryan

In the presence of:

By:
    ---------------------------------
    Elliott Epstein

In the presence of:

Brooks Trust

                                    By:
                                        ----------------------------------

                                    By:
                                        ----------------------------------

Cindy Eisenberg Pension Trust

                                    By:
                                        ----------------------------------

                                    By:
                                        ----------------------------------

By:
    ------------------------------
    Henry Wilson

In the presence of:

By:
    ------------------------------
    Martin Honig

In the presence of:

THE COMPANY

Satcom International Group PLC

                                    By: /s/ Don Franco
                                        ----------------------------------
                                          Director

                                    By:
                                        ----------------------------------
                                          Director/Secretary

                                   SCHEDULE 1
                         (PARTICULARS OF THE INVESTORS)

                                                                                OUTSTANDING DEBT
                                 PURCHASE PRICE           NUMBER OF SHARES      PRINCIPAL TO BE
NAME                           CONSIDERATION (US$)          TO BE ISSUED         RELEASED (US$)
-----------------------------  -------------------        ----------------      ----------------
Don Franco                         6,250,800.00                61,144             6,250,800.00
12 Hickory Hill Road
Saddle River, NJ 07458
USA

SEC Orbcomm Middle East, Ltd.      2,000,000.00                13,873             2,000,000.00
c/o Gerrard de Cerjat
29 Rue Sautter
PO Box 244
Geneva 12
Switzerland

CEC Bosphorus                      1,700,000.00                11,792             1,700,000.00
Communications, Inc.
c/o Gerrard de Cerjat
29 Rue Sautter
PO Box 244
Geneva 12
Switzerland

Europe American Limited            2,200,000.00                15,261             2,200,000.00
c/o Gerrard de Cerjat
29 Rue Sautter
PO Box 244
Geneva 12
Switzerland

Northwood Ventures LLC             1,700,000.00                18,005             1,700,000.00
485 Underhill Blvd.
Suite 205
Syosset, NY 11791
USA
Attn: Peter Schiff

Jerome B. Eisenberg                   50,000.00                 3,912                50,000.00
346 Hillcrest Road
Englewood, NJ
07631
USA

                                                                                OUTSTANDING DEBT
                                 PURCHASE PRICE           NUMBER OF SHARES      PRINCIPAL TO BE
NAME                           CONSIDERATION (US$)          TO BE ISSUED         RELEASED (US$)
-----------------------------  -------------------        ----------------      ----------------
Northwood Capital Partners           300,000.00                 3,177               300,000.00
LLC
485 Underhill Blvd.
Suite 205
Syosset, NY 11791
USA
Attn: Peter Schiff

Walter Sonnenfeldt                   602,398.88                 3,072               602,398.88
83 Thackery Road
Rochester, NY 14610
USA

Megeneva Ltd.                        101,000.00                 1,130               101,000.00
c/o Gerrard de Cerjat
29 Rue Sautter
PO Box 244
Geneva 12
Switzerland

Foreign Mortgage Corp.               100,000.00                 1,046               100,000.00
c/o Gerrard de Cerjat
29 Rue Sautter
PO Box 244
Geneva 12
Switzerland

David Wrubel                         100,000.00                 1,030               100,000.00
c/o Miller & Wrubel P.C.
250 Park Avenue
New York, NY 10177-0699
USA

Joel Miller                          100,000.00                 1,030               100,000.00
c/o Miller & Wrubel P.C.
250 Park Avenue
New York, NY 10177-0699
USA

Neil Ryan                            100,000.00                   961               100,000.00
c/o Oxford Partners
315 Post Road
Westport, CT 06880
USA

                                                                                OUTSTANDING DEBT
                                 PURCHASE PRICE           NUMBER OF SHARES      PRINCIPAL TO BE
NAME                           CONSIDERATION (US$)          TO BE ISSUED         RELEASED (US$)
-----------------------------  -------------------        ----------------      ----------------
Elliott Epstein                       75,000.00                   833                75,000.00
488 Madison Avenue
11th Floor
New York, NY 10022-5910

Brooks Trust                          50,000.00                   555                50,000.00
c/o Cindy Eisenberg
346 Hillcrest Road
Englewood, NJ 07631
USA

Cindy Eisenberg Pension Trust         34,941.44                   431                34,941.44
c/o Jerome B. Eisenberg
346 Hillcrest Road
Englewood, NJ 07631
USA

Henry Wilson                          25,000.00                   252                25,000.00
c/o Northwood Ventures LLC
485 Underhill Blvd.
Suite 205
Syosset, NY 11791
USA

Martin Honig                          20,000.00                   218                20,000.00
35 Pine Lawn Road
Suite 204W
Melville, NY
USA

                                   SCHEDULE 2
                          (PARTICULARS OF THE COMPANY)

Type of company: Public company limited by shares

Date of incorporation: 4 December 1995

Place of incorporation: England and Wales

Registered number: 3133496

Registered office: 7 Spa Road, London SE16 3QQ

Authorised share capital: (pound)1,000,000 divided into 1,000,000 ordinary shares of (pound)1 each

Issued share capital: 70,120 ordinary shares of (pound)1 each, fully paid

Directors: J. Eisenberg; D. Franco; M. Goldstein; P.G. Schiff; K. Rind; W.H. Sonnenfeldt; J. Franco

Secretary: J. Eisenberg

Nature of business: Satellite Communication

Accounting reference date: 31 December

Auditors: PJW Accounting Limited

Date of latest accounts filed: 31 December 2003

Date of latest annual return filed: 4 December 2004

                                   SCHEDULE 3
                                 (BOARD MINUTES)

                         SATCOM INTERNATIONAL GROUP PLC

MINUTES of a meeting of the Board of Directors held at 30 Rockefeller Plaza, New
York NY 10112, New York [ ] on       2005 at          m (Eastern Standard Time).

Present:

In attendance:

1.    CHAIRMAN

      [ ] took the Chair, noted that a quorum was present and declared the meeting open.

2.    DECLARATION OF INTERESTS

      In accordance with Section 317 of the Companies Act 1985 and Article 15, Mr - and Mr - declared that they were included in the arrangements by reason of their holding notes and releasing liabilities of the Company in respect of accrued salary or fees and expenses.

3.    INVESTMENT AGREEMENT AND ANCILLARY DOCUMENTS

      The following documents were produced:

      (a) a Reorganisation Agreement (the "REORGANISATION AGREEMENT") proposed to be entered into today between the Company and each of the persons identified therein including namely shareholders and certain creditors;

      (b)   revised articles of association of the Company ("NEW ARTICLES").

      IT WAS REPORTED that the existing members of the Company and certain creditors including holders of various notes issued by the Company (the "INVESTORS") had agreed the terms upon which they would subscribe for [137,722] new ordinary shares of (pound)1 each in the capital of the Company as set out next to each Investors name in Schedule 1 hereto. It was noted that all persons other than the Company had executed the Reorganisation Agreement. The chairman stated that he felt that it was in the best interests of the Company that the Company co-operate in giving effect to such arrangements as it improved the strength of the Company's balance sheet, benefiting the non-participating creditors and also making the Company more attractive to potential investors.

      IT WAS RESOLVED that each of the documents produced be noted, approved or, as the case may be, adopted and that:

            (a) any director be authorised to execute on behalf of the Company any such document which required to be so executed;

            (b) any such document as required execution as a deed by the Company be so executed; and

            (c) all steps to be taken by the Company pursuant to any of the documents tabled be taken forthwith.

4.    EXTRAORDINARY GENERAL MEETING(S)

      It was reported that:

      (a) two notices of Extraordinary General Meeting had been issued, as attached to these minutes;

      (b) the first extraordinary general meeting was being held on the requisite notice but the second extraordinary general meeting was [being held using the consent to short notice][not being held];

      (c) notice of each extraordinary general meeting had been given to the Auditors;

      (d) although as permitted by the Companies Act and reflected in the existing Articles there was no obligation to give notice to any member who had not provided to the Company a registered address within the United Kingdom, the Directors had made a good faith attempt to notify all members based on information known to the Company accordingly IT WAS RESOLVED to proceed with [both extraordinary general meetings so that one immediately follows the other] [the first extraordinary general meeting only and to convene the second extraordinary general meeting for no later than 30 days later, subject to complying with the requirements of the Companies Act and the Articles].

5.    ADJOURNMENT AND RESUMPTION OF MEETING

      The meeting was adjourned. On the resumption of the meeting, it was reported that those documents which required execution by the Company had been so executed and that the [the] [both] extraordinary general meeting[s] had been duly convened and held [on short notice] and that the ordinary [and special] resolutions proposed at such meeting[s] had been duly passed.

6.    SUBSCRIPTION FOR SHARES

      It was reported that subscription application forms had been received from the Investors in respect of an aggregate of [137,722] ordinary shares of (pound)1 each in the Company. It was further reported that the Company had (pound)929,880 of authorised but unissued share capital. IT WAS RESOLVED that subject to the passing of the ordinary resolution referred to in section 4 above, new ordinary shares of (pound)1 each be allotted and issued to the Investors as set out next to each Investors name in Schedule 1 hereto credited as fully paid in accordance with such applications, that the names of the Investors be entered in the Register of Members and that share certificates be issued in favour of the Investors in respect of the new Shares.

7.    ADJOURNMENT AND RESUMPTION OF MEETING

      The meeting was adjourned. On the resumption of the meeting, it was reported that the Register of Members and the Register of Allotments had been amended to reflect the issues and allotments described in section 6 above.

8.    TRANSFERS

      There were produced to the meeting the following duly executed stock transfer forms:

TRANSFEROR                            TRANSFEREE            NO. SHARES
----------                           ------------           ----------
Don Franco                           Orbcomm Inc.             65,244
Jerome Eisenberg                     Orbcomm Inc.              2,912
Europa Holdings Limited              Orbcomm Inc.             29,240
Nancy Franco                         Orbcomm Inc.              5,950

      IT WAS RESOLVED that subject only to the due stamping of such stock transfer forms, each of the transfers be, and is hereby, approved for registration in the books of the Company and that the Secretary, be and is hereby authorised to make such entries immediately following receipt of each such stamped transfer form.

9.    NOTICES, ETC TO REGISTRAR OF COMPANIES

      IT WAS RESOLVED that the secretary be instructed to deliver the following to the Registrar of Companies, as soon as the extraordinary general meeting[s] [has][have] been held and assuming the relevant resolutions are duly passed:

      (a)   a copy of the New Articles.

      (b)   a print of the special resolution.

      (c)   a print of part (a) of the ordinary resolution.

      (d)   a Return of Allotments form (Form 88(2)).

10.   CLOSE OF MEETING

      There being no further business, the meeting terminated.

                                                                        CHAIRMAN

                                   SCHEDULE 4
                   (NOTICES OF EXTRAORDINARY GENERAL MEETING)

                                     PART A

                     NOTICE OF EXTRAORDINARY GENERAL MEETING

                         SATCOM INTERNATIONAL GROUP PLC

TO Shareholders and, for information only, to known beneficial owners of certain shares, and certain creditors and interested parties.

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of the Company will be held at 30 Rockefeller Plaza, New York, NY 10112, New York on 30 September 2005 at 10:00am (Eastern Standard time) for the purpose of considering and, if thought fit, passing the following resolution which will be proposed as a single, composite, ordinary resolution:

                                   RESOLUTION

"(a)  The directors be generally and unconditionally authorised pursuant to section 80 of the Companies Act 1985 to allot and issue up to 929,880 ordinary shares of (pound)1 each in the capital of the Company before the expiry of 5 years from the date of this resolution (on the expiration of which this authority shall expire);

(b) any acts or omissions of the current and former directors, individually and collectively, regarding the allotment, issue and transfers of ordinary shares in the capital of the Company and the issue of notes convertible into shares and the recognition of certain former intellectual property and other rights holders as creditors of the Company in each case prior to the date hereof be and are hereby approved; and

(c) utilising the authority granted in paragraph (a) of this Resolution, to allot and issue to SEC Orbcomm Middle East, Ltd., CEC Bosphorus Communications, Inc. and Europe American Limited, 13,873, 11,792 and 15,261 respectively new ordinary shares of (pound)1 each in the capital of the Company credited as fully paid (in cash) in consideration of the release by each of the three above named entities of the liabilities of the Company recorded in the books of the Company, and any other liabilities owed to them."

Note: Any member may attend the meeting in person or by proxy. A valid proxy shall be deposited at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, NY 10112, New York (marked for the attention of Alexander San Miguel, Esq.) not less than 48 hours before the time appointed for holding the meeting.

DATED 9 September, 2005

                                                           BY ORDER OF THE BOARD

                                                                       Secretary

REGISTERED OFFICE: 7 Spa Road, London SE16 3QQ, England

                                   SCHEDULE 4

                                     PART B

                     NOTICE OF EXTRAORDINARY GENERAL MEETING

                         SATCOM INTERNATIONAL GROUP PLC

TO Shareholders and, for information only, to known beneficial owners of certain shares, and certain creditors and interested parties.

NOTICE IS HEREBY GIVEN that an Extraordinary General Meeting of the Company will be held at 30 Rockefeller Plaza, New York, NY 10112, New York on 30 September 2005 at 10:10am (Eastern Standard time) for the purpose of considering and, if thought fit, passing the following resolution which will be proposed as a special resolution:

                               SPECIAL RESOLUTION

"To adopt with effect from 1 October 2005 in substitution for the Company's existing Articles of Association, new Articles of Association (the "NEW ARTICLES") in the form produced at the meeting and initialled by the chairman of the meeting, for the purposes of identification only."

Note: Any member may attend the meeting in person or by proxy. A valid proxy shall be deposited at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, NY 10112, New York (marked for the attention of Alexander San Miguel, Esq.) not less than 48 hours before the time appointed for holding the meeting.

DATED 9 September, 2005

                                                           BY ORDER OF THE BOARD

                                                                       Secretary

REGISTERED OFFICE: 7 Spa Road, London SE16 3QQ, England

                                   SCHEDULE 5
                         (SUBSCRIPTION APPLICATION FORM)

To: The Secretary,

Satcom International Group PLC.
7 Spa Road
London SE16 3QQ

                                                           Dated: September 2005

Dear Sir,

Satcom International Group PLC.

We, [Investor] of [ ] hereby apply for [ ] ordinary shares of (pound)1 each in the above company at a premium and we enclose a deed of release in respect of US$- (being the aggregate amount of moneys owed to us by the Company at the date hereof) in consideration for the issue to us of such ordinary shares credited as fully paid.

We agree to take such shares subject to the Company's memorandum and articles of association and to the terms of a Reorganisation Agreement to be made between
(1), ourselves and others and (2), the Company no later than 31 October 2005 and request you to enter our name in the Company's register of members as the holder of such shares.

Yours faithfully,

[Investor]

(Duly Authorised)

                                   SCHEDULE 6
                        (WARRANTIES AND REPRESENTATIONS)

                             PART I (BY THE COMPANY)

1.    THE SHARES

The Shares will at Completion be validly issued free from Encumbrance except as contained in this Agreement and the New Articles and, assuming execution of a deed of release referred to in sub-clause 4.1.3, fully paid.

2.    THE COMPANY

The information set out in Schedule 2 is complete and accurate in all respects.

3.    CONSEQUENCES OF SUBSCRIPTION

Entry into and compliance with the terms of this Agreement does not require the consent or agreement of any person who is not a party to this Agreement, will not cause the Company to lose any interest in or the benefit of any contract, asset, right, licence or privilege it presently owns or enjoys, will not relieve any person of any obligation to the Company, will not cause the Company to be in breach of any of its obligations, will not result in any present or future Indebtedness of the Company becoming due prior to its stated maturity and will not give rise to or cause to become exercisable any option or right of pre-emption, conversion or termination.

4.    CAPACITY

The Company has full power and authority to enter into and perform its obligations under this Agreement and the agreements and deeds to be entered into pursuant hereto which will, when executed, constitute binding obligations on the Company.

                           PART II (BY THE INVESTORS)

1.    OWNERSHIP OF QUALIFYING DEBT

The Investor is the sole legal and beneficial owner of the amount of Qualifying Debt listed against his name in Schedule 1, free from any Encumbrances except that certain of the Qualifying Debt may be beneficially owned by Orbcomm Inc.

2.    CAPACITY

The Investor has full power and authority to enter into and perform its obligations under this Agreement and the agreements and deeds to be entered into pursuant hereto which will, when executed, constitute binding obligations on the Investor.

3.    NO CONFLICT

Entry into and compliance with the terms of this Agreement by the Investor does not require the consent of any person who is not a party to this Agreement, will not cause the Investor to lose any interest in or the benefit of the Qualifying Debt except in exchange for the issue of the relevant number of Subscription Shares and does not conflict with the terms of any other agreement to which the Investor is a party or any applicable law or regulation.

4.    NO LITIGATION

The Investor is not engaged in, or the subject of any litigation, arbitration, adjudication, mediation, administrative or criminal proceedings, whether as claimant or defendant or otherwise, which adversely affects, or is likely adversely to affect, its ability to enter into or its obligations under the Agreement.

                     PART III (BY THE EXISTING SHAREHOLDERS)

1.    OWNERSHIP OF THE SHARES.

Each Existing Shareholder is either the legal and beneficial owner of the Shares listed against their name in Schedule 12, free from any Encumbrances, or is the legal owner of such Shares, subject only to the beneficial ownership being vested in one or more Beneficial Owners or in Orbcomm Inc.

2.    CAPACITY

Each Existing Shareholder has full power and authority to enter into and perform its obligations under this Agreement and the agreements and deeds to be entered into pursuant hereto which will, when executed, constitute binding obligations on such Existing Shareholder.

                       PART IV (BY THE BENEFICIAL OWNERS)

1.    OWNERSHIP OF SHARES

Each Beneficial Owner is the beneficial owner of some Shares listed against the names of some Existing Shareholders in Schedule 12, free from Encumbrances.

2.    CAPACITY

Each Beneficial Owner has full power and authority to enter into and perform its obligations under this Agreement and the agreements and deeds to be entered into pursuant hereto which will, when executed, constitute binding obligations on such Beneficial Owner.

                                   SCHEDULE 7

                               (DEED OF ADHERENCE)

THIS DEED OF ADHERENCE is made the [ ] day of [ ] by [ ] of [ ] (hereinafter called the "COVENANTOR")

SUPPLEMENTAL to a reorganisation agreement dated [ ] 2005 and made between Satcom International Group PLC (the "COMPANY") and certain investors [as modified by [here set out the details of any instrument modifying the original agreement]] (the "REORGANISATION AGREEMENT").

WITNESSES as follows:

1. The Covenantor hereby confirms that he has been supplied with a copy of the Reorganisation Agreement and hereby covenants with each of the other parties to the Reorganisation Agreement from time to time to observe, perform and be bound by all the terms of the Reorganisation Agreement (other than clauses 2, 3, 4 and 14 thereof) which are capable of applying to the Covenantor and which have not been performed at the date hereof to the intent and effect that the Covenantor shall be deemed with effect from the date on which the Covenantor is registered as a member of the Company to be a party to the Reorganisation Agreement and to be a Shareholder (as defined in the Reorganisation Agreement).

2 This Deed shall be governed by and construed in accordance with the laws of England and the Covenantor hereby submits to the non-exclusive jurisdiction of the Courts of England and Wales.

EXECUTED AND DELIVERED as a deed the day and year first before written.

                                   SCHEDULE 8
                                (DEED OF CONSENT)

THIS DEED OF CONSENT is made the [ ] day of 2005 by [ ] of [ ] (hereinafter called the "COVENANTOR")

SUPPLEMENTAL to a reorganisation agreement dated [ ], 2005 and made between Satcom International Group PLC (the "COMPANY") and certain investors (the "REORGANISATION AGREEMENT").

WITNESSES as follows:

1. The Covenantor, an existing shareholder in the Company, hereby confirms that he has been supplied with an Execution Copy of the Reorganisation Agreement and hereby consents to the Reorganisation and covenants with each of the other parties to the Reorganisation Agreement from time to time to observe and be bound by the terms of the Reorganisation Agreement (other than clauses 2, 3 and 4 thereof) which are capable of applying to the Covenantor and which have not been performed at the date hereof to the intent and effect that the Covenantor shall be deemed with effect from the date on which the Covenantor is registered as a member of the Company to be a party to the Reorganisation Agreement and to be a Shareholder (as defined in the Reorganisation Agreement).

2. The Covenantor hereby (i) releases the current and former directors, officers, employees, agents and advisers of the Company, Orbcomm Inc., Orbcomm Holdings LLC and Orbcomm LLC individually and collectively and the Company, Orbcomm Inc, Orbcomm Holdings LLC and Orbcomm LLC themselves from any and all legal, equitable or other claims, counterclaims, demands, setoffs, defences, contracts, accounts, suits, debts (including in respect of salary, fees and interest, if any), agreements, actions, causes of action, sums of money, reckoning, bonds, bills, specialties, covenants, promises, variances, trespasses, damages, extents, executions, judgments, findings, controversies and disutes, and any past, present or future duties, responsibilities or obligations, to the date hereof, whether known or unknown, arising out of, concerning or related to, directly or indirectly, any dealings between the parties prior to the date hereof including, without limitation, any acts or omissions that may have occurred in relation to the current or former or liabilities (actual or contingent) of the Company, the business or operations as currently or previously carried on and (ii) undertakes not to initiate any form of legal proceeding (which term shall include mediation, alternative dispute resolution and arbitration) in any jurisdiction in relation to the same or to such acts or omissions as a defence or counterclaim to any action brought against the Covenantor by any of the above mentioned persons.

3. This Deed shall be governed by and construed in accordance with the laws of England and the Covenantor hereby submits to the non-exclusive jurisdiction of the Courts of England and Wales.

EXECUTED as a deed the day and year first before written.

                                   SCHEDULE 9
                                (DEED OF RELEASE)

THIS DEED OF RELEASE is made the [ ] day of [ ] 2005 by [ ] of [ ] (hereinafter called the "CREDITOR")

WITNESSES as follows:

1. In consideration of the issue to the Creditor of [ ] new ordinary shares of (pound)1 each in the capital of Satcom International Group PLC (the "COMPANY") credited as fully paid up as to par value and the premium thereon, the Creditor hereby:

      (a) confirms that he has been supplied with an Execution Copy of the Reorganisation Agreement and hereby consents to the Reorganisation and covenants with each of the other parties to the Reorganisation Agreement from time to time to observe and be bound by the terms of the Reorganisation Agreement which are capable of applying to the Covenantor and which have not been performed at the date hereof to the intent and effect that the Covenantor shall be deemed with effect from the date on which the Covenantor is registered as a member of the Company to be a party to the Reorganisation Agreement and to be a Shareholder (as defined in the Reorganisation Agreement);

      (b) confirms and agrees that US$[ ] (the "DEBT") represents the total of all amounts owing to him (contingent or otherwise and whether of principal or interest) and hereby releases and extinguishes the Debt; and

      (c) (i) releases the current and former directors, officers, employees, agents and advisers of the Company, Orbcomm Inc., Orbcomm Holdings LLC and Orbcomm LLC individually and collectively and the Company, Orbcomm Inc, Orbcomm Holdings LLC and Orbcomm LLC themselves from any and all legal, equitable or other claims, counterclaims, demands, setoffs, defences, contracts, accounts, suits, debts (including in respect of salary, fees and interest, if any), agreements, actions, causes of action, sums of money, reckoning, bonds, bills, specialties, covenants, promises, variances, trespasses, damages, extents, executions, judgments, findings, controversies and disputes, and any past, present or future duties, responsibilities, or obligations, to the date hereof, whether known or unknown, arising out of, concerning or related to, directly or indirectly, any dealings between the parties prior to the date hereof including, without limitation, any acts or omissions that may have occurred in relation to the current or former or liabilities (actual or contingent) of the Company, the business or operations as currently or previously carried on and (ii) undertakes not to initiate any form of legal proceeding (which term shall include mediation, alternative dispute resolution and arbitration) in any jurisdiction in relation to the same or to such acts or omissions as a defence or counterclaim to any action brought against the Creditor by any of the above mentioned persons.

2 This Deed shall be governed by and construed in accordance with the laws of England and the Creditor hereby submits to the non-exclusive jurisdiction of the Courts of England and Wales.

EXECUTED AND DELIVERED as a deed the day and year first before written.

                                   SCHEDULE 10
                            (CONSENT TO SHORT NOTICE)

                             CONSENT TO SHORT NOTICE

WE, the undersigned, being, together with others who have also given such consent, a majority in number of the members together holding 95 per cent or more in nominal value of the shares giving a right to attend and vote at the Meeting convened by the Notice of Extraordinary General Meeting dated 9 September 2005, convening a meeting of Shareholders for 30 September 2005 at
10.10 am (Eastern Standard Time) for the purpose of adopting new Articles of Association of the Company, hereby agree to it being convened for the date and place mentioned therein and to the passing at the Meeting, as a Special Resolution of the Resolution set out in the Notice notwithstanding that shorter notice than that specified in the Companies Act 1985 or the Company's Articles of Association has been given.

DATED:                  2005

Member                  Signature

                                   SCHEDULE 11
                               (BENEFICIAL OWNERS)

                               Europa Holdings Ltd

                                   John Franco

                                   Mary Franco

                              Eurovest Holdings Ltd

                                   SCHEDULE 12
                             (EXISTING SHAREHOLDERS)

                    Stephen Bart Haberman/Europa Holdings Ltd

                           Nancy Franco/Wireless Telco

                                   Don Franco

                                   T Nicholas

                Broadband Wireless Access Services (formerly AA&T
                               Wireless Services)

                                   Wireless TI

                                    P Likins

                                  Kenneth Rind

                           Winstar Communications Inc.

                                  Linda Custer

                                 William Custer

                                Columbus Wireless

                                 Sandra Shelton

                                   SCHEDULE 13
                                (FORMS OF PROXY)

                                     PART A

                         SATCOM INTERNATIONAL GROUP PLC

I/We                               of                                    being a
member/members of the above-named company, hereby appoint Don Franco of 12 Hickory Hill Road, Saddle River, NJ, 07458,USA or failing him Jerome Eisenberg of 364 Hillcrest Road, Englewood, NJ, 07631, USA as my/our proxy to vote in my/our name[s] and on my/our behalf in favour of the Ordinary Resolution to be proposed at the extraordinary general meeting of the company to be held on 30 September 2005 at 10.00 am (Eastern Standard Time) convened by the notice dated 9 September 2005 and at any adjournment thereof.

Signed on 2005

                                   SCHEDULE 13

                                     PART B

                         SATCOM INTERNATIONAL GROUP PLC

I/We                                 of                                  being a
member/members of the above-named company, hereby appoint Don Franco of 12 Hickory Hill Road, Saddle River, NJ, 07458,USA or failing him Jerome Eisenberg of 364 Hillcrest Road, Englewood, NJ, 07631, USA as my/our proxy to vote in my/our name[s] and on my/our behalf in favour of the Special Resolution to be proposed at the extraordinary general meeting of the Company to be held on 30 September 2005 at 10.10 am (Eastern Standard Time) convened by the notice dated 9 September 2005 and at any adjournment thereof.

Signed on 2005